SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): November 15, 2002


                         DILLARD ASSET FUNDING COMPANY
                        Series 2000-1 and Series 2002-2
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              (Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
             (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Events.

          Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1 and 3.80% Class A Asset Backed Certificates Series 2002-2. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

          On November 15, 2002 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 and Series 2002-2 certificates. Copies of the monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.





Item 7.  Exhibits.

                  20.1 Monthly Reports with respect to the November 15, 2002 distribution.

                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                               DILLARD ASSET FUNDING COMPANY

                               By: Administrator

                               By:   /s/  Sherrill E. Wise
                                  ------------------------------------------
                                  Name:   Sherrill E. Wise
                                  Title:  Administrator



Dated:  December 19, 2002

                                 EXHIBIT INDEX


Exhibit
Number            Title
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20.1 Monthly Reports with respect to the November 15, 2002 distribution.